                             STOCKHOLDERS AGREEMENT

      This Stockholders Agreement (this "Agreement") is entered into this 4th day of August, 2004 by and among WARP Technology Holdings, Inc., a Nevada corporation (the "Company"), the Persons listed on Exhibit A hereto (the "New Investors"), the Persons listed on Exhibit B hereto (the "Participating Investors" and together with the New Investors, the "Investors"), Rodney A. Bienvenu, Jr. ("Bienvenu") and Gus Bottazzi ("Bottazzi" and together with the Investors, and Bienvenu, the "Stockholders").

                                    RECITALS

      1. The Company and the Investors have entered into a Series B-2 Preferred Stock Purchase Agreement (the "Purchase Agreement") of even date herewith pursuant to which the Company has agreed to sell to the Investors and the Investors have agreed to purchase from the Company shares of the Company's Series B-2 Preferred Stock (the "Series B-2 Preferred Shares") and warrants (the "Warrants") to purchase shares of the Company's Series B-2 Preferred Stock.

      2. Pursuant to the Certificate of Designations, the Investors have certain rights to elect directors of the Company.

      3. All capitalized terms not otherwise defined herein shall have the meanings ascribed in the Purchase Agreement.

      4. A condition to each Investor's obligations under the Purchase Agreement is that the parties hereto enter into this Agreement in order to provide the Investors with certain rights to register the Conversion Shares (as defined below) and to agree to vote their shares of the Company's voting stock in favor of certain designees to the Company's Board of Directors. The Company and the Investors each desire to induce the Investors to purchase the Series B-2 Preferred Shares and the Warrants pursuant to the Purchase Agreement by agreeing to the terms and conditions set forth herein.

                                    AGREEMENT

      The parties hereby agree as follows:

                  1. DEFINITIONS. For purposes of this Agreement (terms defined in the singular shall apply to the plural form and vice-versa):

                        1.1 The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a Registration Statement or similar document in compliance with the Securities Act of 1933, as amended (the "Act"), and the declaration or ordering of effectiveness of such Registration Statement or document by the SEC;

                        1.2 The term "Conversion Shares" means (i) the shares of Common Stock issuable on conversion of the shares of Series B-2 Preferred Stock sold pursuant to the Purchase Agreement and on conversion of the shares of Series B-2 Preferred Stock issuable on exercise of the Warrants, and (ii) any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued
as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such shares. Notwithstanding the foregoing, Common Stock or other securities shall only be treated as

Conversion Shares if and so long as they have not (A) been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) been sold in a transaction exempt from the registration and prospectus delivery requirements of the Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale or (C) with regard to any individual Investor, become eligible for sale pursuant to Rule 144.

            2.    REGISTRATION RIGHTS FOR CONVERSION SHARES.

                  2.1 REGISTRATION OF CONVERSION SHARES. Upon receipt of a written request for registration delivered by the Investors holding a majority of the outstanding shares of Series B-2 Stock, the Company, within thirty (30) days after the date designated by the Investors in such written request (provided that such date is no fewer than ninety (90) days after the final Closing under the Purchase Agreement), shall file a registration statement on Form SB-2 or an equally suitable registration statement (the "Registration Statement") for the purpose of registering all of the Conversion Shares, and certain other shares issued by the Company for resale, and shall use its best efforts to cause such registration statement to be declared effective by the Securities and Exchange Commission (the "SEC") as soon as possible thereafter. If the Registration Statement has not been declared effective by the SEC before the date that is ninety (90) days after the date that the Registration Statement was required to be filed, (the "Effectiveness Deadline"), the Company will issue to each of the Investors a warrant to purchase shares of Common Stock in an amount equal to 2% of the number of Conversion Shares then held by such Investor (and including, for this purposes, the Conversion Shares underlying the shares of Series B-2 Stock then held by such Investor) (a "Monthly Penalty Warrant"), as set forth on Exhibit C hereto. If the Registration Statement has not been declared effective before the date that is thirty (30) days after the Effectiveness Deadline, the Company will issue to each Investor an additional Monthly Penalty Warrant, and provided further that the Company will issue an additional Monthly Penalty Warrant to each Investor on the date that is sixty
(60) days after the Effectiveness Deadline, and every thirtieth day thereafter, if the Registration Statement has not been declared effective before such monthly anniversary of the Effectiveness Deadline, provided however that the total number of shares issuable pursuant to the Monthly Penalty Warrants issued to an Investor shall not exceed 12% of such Investor's Conversion Shares. The per share exercise price for the shares of Common Stock underlying the Monthly Penalty Warrants shall be $0.05 per share. The Company will use its best efforts to keep the Registration Statement effective (subject to reasonable blackout provisions as may be required in order to comply with the securities laws) until the earlier of: (i) 12 months after the date that the Registration Statement is declared effective by the SEC; (ii) the date when all of the Registrable Securities covered by the Registration Statement are sold; or (iii) the date when Rule 144 is available with respect to all of the securities covered by such Registration Statement.

                  2.2 REPRESENTATIONS OF INVESTORS. Each Investor hereby represents to and covenants with the Company that, during the period in which any Registration Statement effected pursuant to Section 2 remains effective, such Investor will:

                        (a) not engage in any stabilization activity in connection with any of the Company's securities;

                        (b) cause to be furnished to any purchaser of the Conversion Shares and to the broker-dealer, if any, through whom Conversion Shares may be offered, a copy of the final prospectus relating to such Registration Statement; and

                        (c) not bid for or purchase any securities of the Company or any rights to acquire the Company's securities, or attempt to induce any person to purchase any of the Company's securities or any rights to acquire the Company's securities, in each case, other than as permitted under the Securities and Exchange Act of 1934, as amended (the "Exchange Act").

                  2.3 INFORMATION FOR USE IN REGISTRATION STATEMENT. Each Investor covenants to the Company that such Investor will complete the information requested by the Selling Investor's Questionnaire attached as Exhibit D hereto (the "Questionnaire"), and further covenants to the Company that all information provided by such Investor in the Questionnaire will be true, accurate and complete as of the date provided. Each Investor understands that the written information in the Questionnaire and all written representations made in this Agreement are being provided to the Company specifically for use in, or in connection with, the Registration Statement and the Prospectus, and has executed this Agreement with such knowledge.

      3.    BOARD OF DIRECTORS.

                  3.1 COMPOSITION OF THE BOARD OF DIRECTORS. For the period set forth in Section 3.2(d) below, the number of directors comprising the entire Board of Directors shall be fixed at five (5) members, to be qualified, elected, removed and replaced as set forth herein; provided, however, that such number may be increased by resolution of the Board of Directors to a number greater than five (5) to the extent as may be required to provide for such number of independent directors as required by applicable SEC rules and regulations or the rules and regulations of any stock market or exchange on which the Company's Common Stock is traded.

                  3.2   NEW INVESTOR DESIGNEES AND PARTICIPATING INVESTOR
DESIGNEES:

                        (a) NEW INVESTOR DESIGNEES. For so long as the New Investors beneficially own, in the aggregate, at least 375 of the total of the shares (the "New Investor Shares") of Series B-2 Preferred Stock that the New Investors purchase under the Purchase Agreement or the number of shares of Common Stock issued upon conversion of such 375 shares of B-2 Preferred Stock (excluding any shares of Series B-2 Preferred Stock received upon exercise of the Warrants and subject to adjustment in the event of any stock split, stock dividend or the like), the New Investors holding a majority of the New Investor Shares then held by all the New Investors shall have the right, voting as a separate class and series, to elect two members of the Board of Directors (each a "New Investor Designee" and together, the "New Investor Designees"), to remove any and all New Investor Designees, and to fill any vacancy on the Board of Directors in the event of the resignation, death or removal of any New Investor Designee from the Board of Directors; provided, that one of the New Investor Designees shall be Bienvenu or, in the event that Bienvenu is unable or unwilling to serve or continue to serve as a director, an individual designated by Bienvenu. For so long as Bienvenu is serving as a director, Bienvenu shall be Chairman of the Board of Directors, unless he elects to designate, subject to the approval of a majority of the Board of Directors (including Bienvenu) another director to serve as Chairman; provided, however, that in the event that this Section 3.2(a) is no longer in effect, the position of Chairman shall be filled pursuant to the Certificate of Incorporation and the Bylaws.

                        (b) PARTICIPATING INVESTOR DESIGNEES. For so long as the Participating Investors beneficially own, in the aggregate, at least 375 of the shares (the "Participating Investor Shares") of Series B-2 Preferred Stock that the Participating Investors purchase under the Purchase Agreement or the shares of Common Stock issued upon conversion of such 375 shares of B-2 Preferred Stock (excluding any shares of Series B-2 Preferred Stock received upon exercise of the Warrants and subject to adjustment in the event of any stock split, stock dividend or the like)), the Participating Investors holding a majority of the Participating Investor Shares then held by all the Participating Investors, voting as a separate class and series, shall have right to elect two members of the Board of Directors (each a "Participating Investor Designee" and together the "Participating Investor Designees"), to remove any and all Participating Investor Designees, and to fill any vacancy on the Board of Directors in the event of the resignation, death or removal of any Participating Investor Designee from the Board of Directors; provided that, for so long as Bottazzi serves as an officer of the Company, one of the Participating Investor Designees shall be Bottazzi.

                        (c) SERIES B-2 DESIGNEES. In the event that either (i) the New Investors no longer beneficially own, in the aggregate, at least the minimum number of the New Investor Shares set forth in Section 3.2(a), or (ii) the Participating Investors no longer beneficially own, in the aggregate, at least the minimum number of the Participating Investor Shares set forth in
Section 3.2(b), then a second Independent Director (as defined below) shall be elected pursuant to Section 3.3, and the holders of the Series B-2 Preferred Stock, voting as a separate class, shall have the right to elect one (1) director of the Company (the "Series B-2 Designee"), provided, however, that (x) if (ii) above is applicable, then for so long as Bottazzi is serving as an officer of the Company, he shall be the Series B-2 Designee and (y) if (i) above is applicable, then for so long as Bienvenu is serving as an officer of the Company he shall be the Series B-2 Designee; provided, further, that in the event that Bienvenu or Bottazi as applicable is not then serving as an officer of the Company, the Series B-2 holders shall not have the right to elect one (1) director, and, in place of thereof, a third Independent Director shall be elected pursuant to Section 3.3

                        (d) TERM OF SPECIAL ELECTION RIGHTS. The special director election rights under Section 4.3 of the Certificate of Designations and this Agreement shall be in effect until neither (i) the New Investors beneficially own, in the aggregate, at least the minimum number of the New Investor Shares as set forth in Section 3.2(a), nor (ii) the Participating Investors beneficially own, in the aggregate, at least the minimum number of the Participating Investor Shares as set forth in Section 3.2(b).

                  3.3   INDEPENDENT DIRECTOR. During the period set forth in
Section 3.2(d), the Board of Directors (or a nominating committee thereof delegated such responsibility) shall nominate a candidate for election to fill the one (1) directorship not elected pursuant to Sections 3.2(a) and 3.2(b), and, in the event that Section 3.2(c) is applicable, the Board of Directors shall nominate candidates to fill the second, and, if applicable, third, directorship(s) made available by such Section. In all such cases, such candidates are to be designated by unanimous agreement of the other directors and elected by all of the Company's stockholders entitled to vote for the election of directors (as so elected, each an "Independent Director" and, together, the "Independent Directors"). In the event that an Independent Director shall resign, die or be removed as a director for any reason, the vacancy resulting thereby shall be filled by the Board of Directors by nomination of a candidate pursuant to this Section 3.3 and by election by the stockholders as provided in the Certificate of Incorporation and Bylaws. Notwithstanding any provision hereof to the contrary, during the period set forth in Section 3.2(d), no Independent Director shall be an Affiliate of any of the Investors, and the directors elected pursuant to Section 3.2(a), 3.2(b) and/or 3.2(c) shall not vote to remove any Independent Director without cause, except if required under their fiduciary obligations.

                  3.4 CHANGES IN THE ELECTION OF DIRECTORS. After the expiration of the period set forth in Section 3.2(d), the directors shall be elected by all of the Company's stockholders entitled to vote for the election of directors, with any vacancies filled by the Board of Directors and the stockholders, all as provided in the Certificate of Incorporation and Bylaws.

                  3.5 VOTING OF SHARES. During the term of this Agreement, each Stockholder covenants and agrees, for so long as such Stockholder shall be the owner of any Shares (as defined below), to vote (which term shall include taking action without a meeting by written consent) such number of Shares that may be voted by such Stockholder in favor of, and to take such other reasonable actions in such Stockholder's capacity as a stockholder of the Company as may be permitted to cause and maintain, the election and reelection as a director of the Company of the New Investor Designees, Bienvenu, the Participating Investor Designees, Bottazzi, the Series B-2 Designees and the Independent Directors in accordance with Section 3.2. Upon the removal, resignation, death or failure to stand for reelection of any of the New Investor Designees, the Participating Investor Designees, or the Series B-2 Designees, each of the Stockholders agrees to vote in favor of a successor designated in writing by the requisite New Investors (in the case of a New Investor Designee), the requisite Participating Investors (in the case of a Participating Investor Designee), or the requisite Series B-2 Preferred Stock holders (in the case of a Series B-2 Designee) and to take such reasonable actions in such Stockholder's capacity as a stockholder of the Company as may be permitted to cause the members of the Board of Directors to elect a successor designated by a majority in interest of the New Investors, Participating Investors, or holders of the Series B-2 Preferred Stock, as the case may be.

                  3.6 COMPANY ACTIONS. The Company shall take all actions required under the Revised Statutes of the State of Nevada (the "NRS"), the Certificate of Incorporation and the Bylaws, to ensure that the New Investor Designees, the Participating Investor Designees, and the Series B-2 Designees, are submitted for approval at each annual and each special stockholder meeting at which directors are to be elected.

                  3.7   QUALIFICATIONS AND STANDARDS.

                        (a) Nothing herein shall require a Stockholder to vote in favor of any New Investor Designee, Participating Investor Designee or Series B-2 Designee as to whom disclosure would be required pursuant to Item 401(d) of Regulation S-B promulgated by the SEC or who does not possess the necessary skills and qualifications to serve as a director, as required by applicable law or SEC rules and regulations, the rules and regulations of any stock market or exchange on which the Company's Common Stock is traded, or the governance policies of the Company, as adopted and amended from time to time (provided, however, that all such standards shall be applied consistently and in good faith).

                        (b) The Investor Designees shall be required to complete a Director and Officer questionnaire in the Company's standard form. Subject to the fiduciary obligations of the Board of Directors to the Company's stockholders based on advice of legal counsel and the directors' review and approval (not to be unreasonably withheld) of such questionnaire and any other relevant information, in each case as applied on a consistent basis to each other director and each nominee, the Company shall (i) nominate and recommend in the Company's proxy statement and/or other materials the New Investor Designees, the Participating Investor Designees, the Series B-2 Investor Designees and the Independent Director nominees as directors of the Company's Board of Directors at each annual or special meeting of stockholders of the Company entitled to vote with respect thereto, and (ii) in the event that any such directors shall resign or be removed as a director for any reason during the period that Section 3.2(d) is in effect, fill the vacancy resulting thereby with another Investor Designee, Participating Investor Designee, Series B-2 Investor Designee or Independent Director nominees, as applicable.

      4. SHARES. The term "Shares" as used herein shall mean any and all shares of capital stock of the Company which carry voting rights (including any voting rights which arise by reason of default) and shall include shares of Preferred Stock or Common Stock of the Company now owned or subsequently acquired by such Stockholder through purchase, gift, stock splits, stock dividends and exercise of stock options, warrants or other convertible securities; provided, however, nothing contained herein shall be construed as to restrict the ability of a Stockholder to sell, transfer or otherwise dispose of any Shares owned by such Stockholder.

      5.    TRANSFERABILITY.

            5.1 IN GENERAL. Nothing herein shall limit the right of a Stockholder to sell, convey or transfer any of his Shares; provided, however, that prior to an Investor transferring shares of Series B-2 Preferred Stock purchased by an Investor under the Purchase Agreement or Conversion Shares received upon conversion of such shares of Series B-2 Preferred Stock, such transferring Investor shall require any transferee to execute and deliver to the Company a Joinder Agreement and such transferee shall be bound by the provisions of this Agreement as an Investor and shall also be treated as a New Investor or a Participating Investor, as applicable based on the status of the transferring Investor. No Stockholder shall transfer any Shares other than registered share of Common Stock through an open market transaction, unless such transfer is in accordance with an exemption from the registration requirements under the Act and applicable law including federal and state securities laws.

            5.2 LEGEND. In addition to such other legends as may be required by applicable law, each certificate representing Shares beneficially owned by the Stockholders shall bear a legend in substantially the following form, until such time as such Shares represented thereby is no longer subject to the provisions hereof:

            "The sale, transfer or assignment of the securities represented by this certificate are subject to the terms and conditions of a certain Stockholders Agreement, dated as of July ___, 2004, as amended from time to time, among the Company and certain holders of its capital stock. Copies of such Agreement may be obtained at no cost by written request made by the holder of record of this certificate to the Secretary of the Company."

      6. NO REVOCATION. The voting agreement contained herein is coupled with an interest and may not be revoked prior to the end of the period set forth in
Section 3.2(d) or earlier termination in accordance with Section 9, except by written consent of a majority in interest of the New Investors, a majority in interest of the Participating Investors, a majority in interest of the Investors, the Company, Bienvenu and Bottazzi (provided Bottazzi serves as an officer of the Company).

      7. GOVERNING LAW. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law, provided, however, that the NRS shall govern the enforceability of the voting agreements set forth herein.

      8. SUCCESSORS AND ASSIGNS. No party may assign its rights or obligations under this Agreement, except with the prior written consent of the other party, provided that an Investor may assign its rights and its obligations without consent to the extent such Investor transfers Shares in accordance with the terms hereof. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their permitted successors and assigns.

      9. ENTIRE AGREEMENT; AMENDMENT; TERMINATION. This Agreement, the Purchase Agreement, the Warrant and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof and supersede all prior agreements and understandings among the parties relating to the subject matter hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and a majority in interest of the New Investors, a majority in interest of the Participating Investors, and a majority in interest of the Investors, provided however that any waiver, amendment or termination of Section
3.2 shall in addition require the written consent of Bienvenu and Bottazzi (provided Bottazzi is then serving as an officer of the Company).

      10. NOTICES. Unless otherwise provided herein, any notice required or permitted by this Agreement shall be in writing and shall be deemed duly given upon delivery, when delivered personally or by overnight courier and addressed to the party to be notified at such party's address as set forth on the signature page hereto, or as subsequently modified by written notice. In the event that any date provided for in this Agreement falls on a Saturday, Sunday or legal holiday, such date shall be deemed extended to the next business day.

      12. SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

      13. CAPTIONS AND HEADINGS. The captions and headings used herein are for convenience and ease of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

      14. COUNTERPARTS. This Agreement may be executed in counterparts, and each such counterpart shall be deemed an original for all purposes.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective authorized representatives as of the date first written above.

The COmpany:

WARP TECHNOLOGY HOLDINGS, INC.

By: /s/ Gus Bottazzi
    -------------------------------
    Name: Gus Bottazzi
    Title: CEO

The INVESTORS:

ISIS Acquisition Partners II, LLC

By: /s/ Ernest Mysogland
    -------------------------------
    Name: Ernest Mysogland
    Title: Duly Authorized

OXA Trade & Finance, Inc.

By: /s/ Mai N. Pogue
    -------------------------------
    Name: Mai N. Pogue
    Title: Investment Manager

/s/ Christian Kirsebom
-----------------------------------
Christian Kirsebom

/s/ Dr. Robert E. Siegel
-----------------------------------
Dr. Robert E. Siegel

Varon Family Trust

By: /s/ Benny Varon
    -------------------------------
    Name: Benny Varon
    Title: Trustee

/s/ Thomas Flynn
-----------------------------------
Thomas Flynn

/s/ Michael L. Klein
-----------------------------------
Michael L. Klein

/s/ William Jelley
-----------------------------------
William Jelley

RBW, Inc.

By: /s/ Robert V. Wheat
    -------------------------------
    Name: Robert V. Wheat
    Title: President

/s/ Noah Clark
-----------------------------------
Noah Clark

/s/ Mirco Teta
-----------------------------------
Mirco Teta

BOTTAZZI:

/s/ Gus Bottazzi
-----------------------------------
Gus Bottazzi

BIENVENU:

/s/ Ron Bienvenu
-----------------------------------
Ron Bienvenu

EXHIBIT A - NEW INVESTORS

ISIS Acquisition Partners II LLC

EXHIBIT B - PARTICIPATING INVESTORS

OXA Trade & Finance, Inc.

Christian Kirsebom

Robert Siegel

Varon Family Trust

Thomas Flynn

Michael L. Klein

William Jelley

RBW, Inc.

Noah Clark

Mirco Teta

EXHIBIT C -  FORM OF WARRANT

EXHIBIT D -  FORM OF QUESTIONNAIRE